NORWOOD [LOGO]
--------------------------------------------------------------------------------
FINANCIAL CORP.  717 Main Street o Honesdale, Pennsylvania 18431 o  570-253-1455


FOR IMMEDIATE RELEASE

                             NORWOOD FINANCIAL CORP
                             ----------------------
                              EARNINGS INCREASE 18%
                              ---------------------

July 19, 2005-Honesdale, PA

     William W. Davis, Jr., President and Chief Executive Officer of Norwood Financial Corp (Nasdaq - NWFL) and its subsidiary, Wayne Bank announced earnings for the three months ended June 30, 2005 of $1,330,000. This represents an increase of $203,000, or 18.0% over the $1,127,000 earned in the similar period of 2004. Earnings per share (fully diluted) were $.49 in the 2005 period, a 16.7% increase over $.42 earned in the similar period in 2004. Annualized return on average assets for the three months ended June 30, 2005 was 1.29% with an annualized return on equity of 11.48%. Net income for six months ended June 30, 2005 was $2,573,000, which represents a 10.6% increase over the $2,327,000 earned for the similar period in 2004. Earnings per share (fully diluted) reflected a 9.3% increase, at $.94 per share in the 2005 period compared to $.86 in 2004.

     Total assets as of June 30, 2005 were $422.6 million, an increase of $22.7 million from the prior year. Deposits totaled $338.9 million, reflecting a $20.9 million increase from the prior year. Loans receivable increased $29.3 million, or 11.9% to $275.6 million as of June 30, 2005. The increase was principally due to growth in commercial real estate and home equity lending. All measures of loan quality improved from the prior year, with non-performing loans at .04% of total loans as of June 30, 2005, declining from .12% as of June 30, 2004. Net charge-offs for the six months ended June 30, 2005 totaled $38,000, declining significantly from $195,000 for the similar period in 2004. As a result, the Company reduced the provision for loan losses to $190,000 for the six months ended June 30, 2005 compared to $290,000 for the 2004 period. Notwithstanding the lower provision, the allowance for loan losses increased by $238,000 to $3.6 million at June 30, 2005 and equaled 1.31% of total loans at that date.

     Net interest income for the three months ended June 30, 2005 totaled $3,796,000, an increase of 12.3% over the similar period in 2004. The net interest margin, (fully taxable equivalent) was 4.03% in the current period increasing from 3.84% for the 2004 period. The increase in net interest margin was due to a higher percentage of loans on the balance sheet and the increase in the prime rate which has occurred over the past twelve months. For the six months ended June 30, 2005, net interest income totaled $7,366,000 with a net interest margin (fte) of 3.95%, improving from $6,813,000 and a net interest margin (fte) of 3.90% for the similar period in 2004.

     Other income for the three months ended June 30, 2005 totaled $865,000, an increase of 13.5% over the $762,000 in the similar period in 2004. A lower level of gains on sales of securities, $3,000, declining from $84,000 in 2004 was more than offset by growth in service charges on deposits and income from the Wealth Management Division. For the six months ended June 30, 2005, Other Income was $1,785,000 compared to $1,701,000 in the prior year. Gains on sales of securities, were much lower at $80,000 compared to $262,000 for the period in 2004 but were offset by higher income from service charges and fees and fiduciary activities.

     Other expenses for the three months ended June 30, 2005 totaled $2,677,000 an increase of $233,000 or 9.5% over the similar period in 2004. The increase was principally due to benefit costs, and costs associated with the Company's Sarbanes-Oxley compliance. For the six months ended June 30, 2005, other expenses totaled $5,328,000 an increase of 5.7% over the similar period in 2004.

     Mr. Davis commented, "We are encouraged by our results in 2005. Our market areas in Wayne, Pike and Monroe Counties continue to grow, loan demand remains strong and credit quality is good. The Company recently announced a stock buy back and we have repurchased 10,000 shares. We have also recently received regulatory approval for a new office in Tannersville, Monroe County."

     Norwood Financial Corp, through its subsidiary Wayne Bank, operates eleven offices in Wayne, Pike and Monroe Counties. The Company's stock is traded on the Nasdaq Market, under the symbol, "NWFL".

     The foregoing material may contain forward-looking statements. We caution that such statements may be subject to a number of uncertainties and actual results could differ materially and therefore readers should not place undue reliance on any forward looking statements. Those risks and uncertainties include changes in interest rates, risks associated with the effect of opening a new branch, the ability to control costs and expenses, and general economic conditions. Norwood Financial Corp does undertake and specifically disclaims any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.


Contact:  Lewis J. Critelli
          Executive Vice President &
            Chief Financial Officer
          NORWOOD FINANCIAL CORP
          570-253-1455
          www.waynebank.com

NORWOOD FINANCIAL CORP.
CONSOLIDATED BALANCE SHEETS
(dollars in thousands)
 (unaudited)

                                                                     June 30
                                                         -----------------------------
                                                              2005            2004
                                                         -------------  --------------
ASSETS
   Cash and due from banks                               $      11,895  $        9,651
   Interest bearing deposits with banks                            119              83
   Federal funds sold                                            5,290           7,875
                                                         -------------  --------------
          Cash and cash equivalents                             17,304          17,609

  Securities available for sale                                111,497         116,484
  Securities held to maturity,  fair value 2005: $3,415
     2004: $6,014                                                3,337           5,718
  Loans receivable (net of unearned Income)                    275,558         246,220
  Less: Allowance for loan losses                                3,600           3,362
                                                         -------------  --------------
     Net loans receivable                                      271,958         242,858
  Investment in FHLB Stock                                       1,973           1,976
  Bank premises and equipment,net                                5,434           5,559
  Accrued interest receivable                                    1,715           1,638
  Other assets                                                   9,337           8,081
                                                         -------------  --------------
          TOTAL ASSETS                                   $     422,555  $      399,923
                                                         =============  ==============

LIABILITIES
   Deposits:
     Non-interest bearing demand                         $      53,628  $       50,592
     Interest-bearing                                          285,305         267,407
                                                         -------------  --------------
          Total deposits                                       338,933         317,999
  Short-term borrowings                                         10,928          15,040
  Long-term debt                                                23,000          23,000
  Accrued interest payable                                       1,149           1,058
  Other liabilities                                              1,714              48
                                                         -------------  --------------
            TOTAL LIABILITIES                                  375,724         357,145

STOCKHOLDERS' EQUITY
  Common Stock, $.10 par value, authorized 10,000,000
     shares issued: 2,705,715 shares                               270             270
  Surplus                                                        5,525           5,081
  Retained earnings                                             41,837          38,467
  Treasury stock, at cost: 2005: 15,979 shares,
    2004: 14,097 shares                                           (449)           (228)
  Unearned ESOP Shares                                            (249)           (450)
  Accumulated other comprehensive income                          (103)           (362)
                                                         -------------  --------------
           TOTAL STOCKHOLDERS' EQUITY                           46,831          42,778
                                                         -------------  --------------
          TOTAL LIABILITIES AND
                 STOCKHOLDERS' EQUITY                    $     422,555  $      399,923
                                                         =============  ==============

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income
(dollars in thousands, except per share data)
  (unaudited)

                                                            Three Months Ended June 30    Six Months Ended June 30
                                                            --------------------------    ------------------------
                                                                2005           2004          2005          2004
                                                             ---------      ----------    ---------      ---------
INTEREST INCOME
    Loans receivable, including fees                         $   4,288      $    3,564    $   8,208      $   7,116
    Securities                                                   1,020           1,021        2,061          2,151
    Other                                                            5              10           17             17
                                                             ---------      ----------    ---------      ---------
         Total Interest income                                   5,313           4,595       10,286          9,284

INTEREST EXPENSE
    Deposits                                                     1,102             862        2,089          1,770
    Short-term borrowings                                          112              34          211             59
    Long-term debt                                                 303             319          620            642
                                                             ---------      ----------    ---------      ---------
        Total Interest expense                                   1,517           1,215        2,920          2,471
                                                             ---------      ----------    ---------      ---------
NET INTEREST INCOME                                              3,796           3,380        7,366          6,813
PROVISION FOR LOAN LOSSES                                           90             165          190            290
                                                             ---------      ----------    ---------      ---------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES              3,706           3,215        7,176          6,523

OTHER INCOME
    Service charges and fees                                       603             473        1,182            914
    Income from fiduciary activities                                92              69          176            155
    Net realized gains on sales of securities                        3              84           80            262
    Gains on sale of loans                                          15               5           55             62
      Other                                                        152             131          292            308
                                                             ---------      ----------    ---------      ---------
           Total other income                                      865             762        1,785          1,701

OTHER EXPENSES
      Salaries and  employee benefits                            1,334           1,262        2,721          2,564
      Occupancy, furniture and equipment                           365             338          749            690
      Data processing related                                      153             156          313            302
      Losses on lease residuals                                     --              --           --             90
      Taxes, other than income                                     109              92          207            183
      Professional Fees                                            139              71          248            156
       Other                                                       577             525        1,090          1,054
                                                             ---------      ----------    ---------      ---------
             Total other expenses                                2,677           2,444        5,328          5,039

INCOME BEFORE TAX                                                1,894           1,533        3,633          3,185
INCOME TAX EXPENSE                                                 564             406        1,060            858
                                                             ---------      ----------    ---------      ---------
NET INCOME                                                   $   1,330      $    1,127    $   2,573      $   2,327
                                                             =========      ==========    =========      =========
Basic earnings per share                                     $    0.50      $     0.43    $    0.96      $    0.88
                                                             =========      ==========    =========      =========

Diluted earnings per share                                   $    0.49      $     0.42    $    0.94      $    0.86
                                                             =========      ==========    =========      =========

NORWOOD FINANCIAL CORP.
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)

Three Months Ended June 30                                      2005            2004
--------------------------                                   ---------      ----------
Net interest income                                          $   3,796      $    3,380
Net income                                                       1,330           1,127

Net interest spread (fully taxable equivalent)                    3.64%           3.52%
Net interest margin (fully taxable equivalent)                    4.03%           3.84%
Return on average assets                                          1.29%           1.16%
Return on average equity                                         11.48%          10.44%
Basic  earnings per share                                    $    0.50      $     0.43
Diluted earnings per share                                        0.49            0.42

Six Months Ended June 30
------------------------

Net interest income                                          $   7,366      $    6,813
Net income                                                       2,573           2,327

Net interest spread (fully taxable equivalent)                    3.58%           3.59%
Net interest margin (fully taxable equivalent)                    3.95%           3.90%
Return on average assets                                          1.27%           1.21%
Return on average equity                                         11.22%          10.76%
Basic  earnings per share                                    $    0.96      $     0.88
Diluted earnings per share                                        0.94            0.86

As of June 30
-------------

Total Assets                                                 $ 422,555      $  399,923
Total Loans receivable                                         275,558         246,220
Allowance for loan  losses                                       3,600           3,362
Total deposits                                                 338,933         317,999
Stockholders' equity                                            46,831          42,778
Trust Assets  under management                                  83,487          77,137

Book value per share                                         $   17.41      $    15.89
Equity to total assets                                           11.08%          10.70%
Allowance to total loans receivable                               1.31%           1.37%
Nonperforming loans to total loans                                0.04%           0.12%

NORWOOD FINANCIAL CORP
Consolidated Balance Sheets (unaudited)
(dollars in thousands)

                                                        30-Jun          31-Mar        31-Dec        30-Sep          30-Jun
                                                         2005            2005          2004          2004            2004
                                                      ---------       ---------    ---------      ---------       ---------
ASSETS
  Cash and due from banks                             $  11,895       $   7,186    $   7,488      $  10,290       $   9,651
  Interest bearing deposits with banks                      119              29          118            101              83
  Federal funds sold                                      5,290              --       13,060            610           7,875
                                                      ---------       ---------    ---------      ---------       ---------
        Cash and cash equivalents                        17,304           7,215       20,666         11,001          17,609

  Securities available for sale                         111,497         119,490      116,933        111,100         116,484
  Securities held to maturity                             3,337           5,103        5,724          5,720           5,718
  Loans receivable (net of unearned Income)             275,558         266,032      254,757        256,919         246,220
  Less: Allowance for loan losses                         3,600           3,523        3,448          3,418           3,362
                                                      ---------       ---------    ---------      ---------       ---------
       Net loans receivable                             271,958         262,509      251,309        253,501         242,858
  Investment in FHLB stock                                1,973           2,477        2,225          2,183           1,976
  Bank premises and equipment, net                        5,434           5,475        5,489          5,602           5,559
  Foreclosed real estate                                     --             --            --             --              --
  Other assets                                           11,052          10,919        9,280          9,464           9,719
                                                      ---------       ---------    ---------      ---------       ---------
          TOTAL ASSETS                                $ 422,555       $ 413,188    $ 411,626      $ 398,571       $ 399,923
                                                      =========       =========    =========      =========       =========
LIABILITIES
   Deposits:
     Non-interest bearing demand                      $  53,628       $  46,774    $  44,450      $  51,752       $  50,592
     Interest- bearing deposits                         285,305         270,174      274,195        266,193         267,407
                                                      ---------       ---------    ---------      ---------       ---------
          Total deposits                                338,933         316,948      318,645        317,945         317,999
  Other borrowings                                       33,928          47,956       45,982         34,194          38,040
  Other liabilities                                       2,863           2,689        1,314          1,644           1,106
                                                      ---------       ---------    ---------      ---------       ---------
            TOTAL LIABILITIES                           375,724         367,593      365,941        353,783         357,145

STOCKHOLDERS' EQUITY                                     46,831          45,595       45,685         44,788          42,778
                                                      ---------       ---------    ---------      ---------       ---------
          TOTAL LIABILITIES AND
                 STOCKHOLDERS' EQUITY                 $ 422,555       $ 413,188    $ 411,626      $ 398,571       $ 399,923
                                                      =========       =========    =========      =========       =========

NORWOOD FINANCIAL CORP
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)

                                                          30-Jun          31-Mar        31-Dec        30-Sep        30-Jun
Three months ended                                         2005            2005          2004          2004          2004
                                                         ---------        --------      -------       --------     --------
INTEREST INCOME
    Loans receivable, including fees                     $   4,288        $  3,920      $ 3,908       $  3,770     $  3,564
    Securities                                               1,020           1,041          987          1,004        1,021
    Other                                                        5              12           45              8           10
                                                         ---------        --------      -------       --------     --------
         Total Interest income                               5,313           4,973        4,940          4,782        4,595

INTEREST EXPENSE
    Deposits                                                 1,102             987          927            858          862
    Borrowings                                                 415             416          372            366          353
                                                         ---------        --------      -------       --------     --------

        Total Interest expense                               1,517           1,403        1,299          1,224        1,215
NET INTEREST INCOME                                          3,796           3,570        3,641          3,558        3,380
PROVISION FOR LOAN LOSSES                                       90             100           65            100          165
                                                         ---------        --------      -------       --------     --------

NET INTEREST INCOME AFTER PROVISION
     FOR LOAN LOSSES                                         3,706           3,470        3,576          3,458        3,215

OTHER INCOME
    Service charges and fees                                   603             579          633            575          473
    Income from fiduciary activities                            92              84           63             83           69
    Net realized gains on sales of securities                    3              77          145             51           84
    Gains on sale of loans                                      15              40            4              1            5
      Other                                                    152             140          129            161          131
                                                         ---------        --------      -------       --------     --------
           Total other income                                  865             920          974            871          762

OTHER EXPENSES
    Salaries and  employee benefits                          1,334           1,387        1,293          1,276        1,262
    Occupancy, furniture and equipment , net                   365             384          330            335          338
     Other                                                     978             880          919            898          844
                                                         ---------        --------      -------       --------     --------
             Total other expenses                            2,677           2,651        2,542          2,509        2,444

INCOME BEFORE TAX                                            1,894           1,739        2,008          1,820        1,533
INCOME TAX EXPENSE                                             564             496          645            500          406
                                                         ---------        --------      -------       --------     --------
NET INCOME                                               $   1,330        $  1,243      $ 1,363       $  1,320     $  1,127
                                                         =========        ========      =======       ========     ========

Basic  earnings per share                                $    0.50        $   0.47      $  0.51       $   0.50     $   0.43
                                                         =========        ========      =======       ========     ========

Diluted earnings per share                               $    0.49        $   0.46      $  0.50       $   0.49     $   0.42
                                                         =========        ========      =======       ========     ========
Book Value per share                                     $   17.41        $  16.90      $ 16.95       $  16.63     $  15.89

Return on average equity                                    11.48%          10.96%       11.98%         12.01%       10.44%
Return on average assets                                     1.29%           1.24%        1.33%          1.32%        1.16%

Net interest spread                                          3.64%           3.52%        3.60%          3.60%        3.52%
Net interest margin                                          4.03%           3.86%        3.93%          3.93%        3.84%

Allowance for loan losses to total loans                     1.31%           1.32%        1.35%          1.33%        1.37%
Net charge-offs to average loans (annualized)                0.02%           0.04%        0.05%          0.07%        0.17%
Nonperforming loans to total loans                           0.04%           0.03%        0.03%          0.03%        0.12%
Nonperforming assets to total assets                         0.02%           0.02%        0.02%          0.02%        0.07%